                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

    Date of Report (Date of earliest event reported:) April 22, 1999

                               ---------------

                                   Iridium LLC

        Delaware
    (State or other            0-22637-01              52-1984342
    jurisdiction of         (Commission File        (I.R.S. Employer
     organization)               Number)         Identification Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                              Iridium Operating LLC

        Delaware
    (State or other            0-22637-02              52-2066319
    jurisdiction of         (Commission File        (I.R.S. Employer
     organization)               Number)         Identification Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                        Iridium World Communications Ltd.

        Bermuda
    (State or other              0-22637               52-2025291
    jurisdiction of         (Commission File        (I.R.S. Employer
     organization)               Number)         Identification Number)

       Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                             (441) 295-5950

                           Iridium Capital Corporation

        Delaware
    (State or other           333-31741-03             52-2048739
    jurisdiction of         (Commission File        (I.R.S. Employer
     organization)               Number)         Identification Number)

              1575 Eye Street, N.W., Washington, DC 20005
                             (202) 408-3800

                                 ---------------

                                 Iridium IP LLC

        Delaware
    (State or other           333-31741-01             52-2048736
    jurisdiction of         (Commission File        (I.R.S. Employer
     organization)               Number)         Identification Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                               Iridium Roaming LLC

        Delaware
    (State or other           333-31741-02             52-2048734
    jurisdiction of         (Commission File        (I.R.S. Employer
     organization)               Number)         Identification Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                         Iridium Facilities Corporation

        Delaware
    (State or other            33-44349-04             52-2083969
    jurisdiction of         (Commission File        (I.R.S. Employer
     organization)               Number)         Identification Number)

              1575 Eye Street, N.W., Washington, DC 20005
                             (202) 408-3800

                            ---------------

      This current report on Form 8-K is filed jointly by Iridium LLC (the "Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

      IWCL acts as a member of the Parent and has no other business. Operating is a wholly owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly owned subsidiaries of Operating.

Item 5.  Other Events

      On April 22, 1999 and April 26, 1999, respectively, Iridium LLC issued press releases, copies of which are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and
Exhibits

      (c)   The following exhibits are filed herewith.

      Exhibit Number      Description
           99.1           Press Releases dated April 22, 1999 and April 26,
                          1999, respectively.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              IRIDIUM WORLD COMMUNICATIONS LTD.

                              By /S/
                                ---------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

                                   IRIDIUM LLC

                              By /S/
                                ---------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

                              IRIDIUM OPERATING LLC

                              By /S/
                                ---------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

                              IRIDIUM CAPITAL CORPORATION

                              By /S/
                                ---------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

                              IRIDIUM IP LLC

                              By /S/
                                ---------------------------
                                Name: F. Thomas Tuttle
                                Title: acting secretary

                              IRIDIUM ROAMING LLC

                              By /S/
                                ---------------------------
                                Name: F. Thomas Tuttle
                                Title: acting secretary

                              IRIDIUM FACILITIES CORPORATION

                              By /S/
                                ---------------------------
                                Name: F. Thomas Tuttle
                                Title: Secretary

Date: April 26, 1999